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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


   As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or incorporated by reference to this Registration Statement on Form S-8.

                                          /s/ Arthur Andersen & Co.



January 14, 2000
Hamilton, Bermuda